SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 23, 2008

Cameron International Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas  77027

(Address of Principal Executive Offices) (Zip Code)

713-513-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                            Entry into a Material Definitive Agreement.

On June 23, 2008, Cameron International Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with UBS Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale of $450,000,000 in aggregate principal amount of the Company’s 6.375 % Senior Notes due 2018 (the “2018 Notes”) and $300,000,000 in aggregate principal amount of the Company’s 7.00 % Senior Notes due 2038 (the “2038 Notes” and, together with the 2018 Notes, the “Notes”).  A copy of the Underwriting Agreement is attached as an exhibit to this filing and incorporated by reference herein.

The Notes will be issued under an Indenture, dated as of June 26, 2008 (the “Indenture”), as supplemented with respect to the 2018 Notes by the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of June 26, 2008, and as further supplemented with respect to the 2038 Notes by the Second Supplemental Indenture, dated as June 26, 2008 (the “Second Supplemental Indenture” and, collectively with the First Supplemental Indenture, the “Supplemental Indentures”), in each case between the Company and Wells Fargo Bank, National Association, as trustee.  Copies of the Indenture and the Supplemental Indentures are attached as exhibits to this filing and incorporated by reference herein.

The Company will pay interest on the Notes on January 15 and July 15 of each year, beginning on January 15, 2009.  The 2018 Notes will mature on July 15, 2018, and the 2038 Notes will mature on July 15, 2038.  The Company may redeem some of the Notes from time to time or all of the Notes at any time at the redemption prices, plus accrued and unpaid interest, as set forth in the Supplemental Indentures.  The holders of the Notes may require the Company to redeem the Notes if the Notes are rated below investment grade following certain events that constitute a change of control of the Company.  The Notes will be senior unsecured obligations of the Company and will rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt.  The Notes are not guaranteed by the Company’s subsidiaries and will effectively rank junior to any secured debt of the Company and all existing and future debt and other liabilities of the Company’s subsidiaries.

The offering of the Notes is being made pursuant to a registration statement on Form S-3 (No. 333-151838) of the Company.  The registration statement was automatically effective upon filing with the Securities and Exchange Commission (the “SEC”) on June 23, 2008.  Certain terms of the Notes, the Indenture and the Supplemental Indentures are further described in the prospectus dated June 23, 2008 under the heading “Description of Debt Securities” and under the heading “Description of the Notes” in the preliminary prospectus supplement dated June 23, 2008 and filed with the SEC on June 23, 2008 pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) and the prospectus supplement dated June 23, 2008 filed with the SEC on June 25, 2008 pursuant to Rule 424(b)(2) under the Securities Act, each of which is incorporated by reference herein.  The description of the Notes is qualified in its entirety by the provisions of the Indenture and the Supplemental Indentures.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 8.01               Other Events.

In connection with the offering of the Notes, the Company is filing certain exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference in their entirety into the Company’s Registration Statement.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

1.1

Underwriting Agreement, dated June 23, 2008, between the Company and UBS Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters identified therein, in connection with the offer and sale of $450,000,000 in aggregate principal amount of the Company’s 6.375% Senior Notes due 2018 and $300,000,000 in aggregate principal amount of the Company’s 7.00% Senior Notes due 2038.

4.1	Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 6.375% Senior Notes due 2018.

4.3	Second Supplemental Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 7.00% Senior Notes due 2038.

4.4	Form of Global Note for the Company’s 6.375% Senior Notes due 2018 (included as part of Exhibit 4.2).

4.5	Form of Global Note for the Company’s 7.00% Senior Notes due 2038 (included as part of Exhibit 4.3).

5.1	Opinion of Vinson & Elkins L.L.P.

99.1	Press release by the Company dated June 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INERNATIONAL CORPORATION

Date: June 26, 2008	By:	/s/ WILLIAM C. LEMMER
William C. Lemmer
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 23, 2008, between the Company and UBS Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters identified therein, in connection with the offer and sale of $450,000,000 in aggregate principal amount of the Company’s 6.375% Senior Notes due 2018 and $300,000,000 in aggregate principal amount of the Company’s 7.00% Senior Notes due 2038.

4.1	Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 6.375% Senior Notes due 2018.

4.2	First Supplemental Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	Second Supplemental Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 7.00% Senior Notes due 2038.

4.4	Form of Global Note for the Company’s 6.375% Senior Notes due 2018 (included as part of Exhibit 4.2).

4.5	Form of Global Note for the Company’s 7.00% Senior Notes due 2018 (included as part of Exhibit 4.3).

5.1	Opinion of Vinson & Elkins L.L.P.

99.1	Press release by the Company dated June 23, 2008.